POWER OF ATTORNEY
                             -----------------

     Each of the undersigned, being a director or officer, or both, of GAYLORD CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does herby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Form 10-K for the Corporation's 1994 fiscal year and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.



Signature                                           Title
- ------------------------                     ---------------------------------

                                             Chairman, Chief Executive Officer
- --------------------------                   and Director
    Marvin A. Pomerantz

                                             Executive Vice President
- --------------------------                   (Principal Financial Officer)
    Daniel P. Casey

                                             Vice President-Corporate Controller
- --------------------------                   (Principal Accounting Officer)
    Jeffrey B. Park

/s/ Frank E. Babb                            Director
- --------------------------
    Frank E. Babb

/s/ Norman H. Brown Jr.                      Director
- --------------------------
    Norman H. Brown Jr.

/s/ Harve A. Ferrill                         Director
- --------------------------
    Harve A. Ferrill

/s/ John E. Goodenow                         Director
- --------------------------
    John E. Goodenow

/s/ David B. Hawkins                         Director
- --------------------------
    David B. Hawkins

/s/ John Hawkinson                           Director
- --------------------------
    John Hawkinson

/s/ Warren J. Hayford                        Director
- --------------------------
    Warren J. Hayford

/s/ Richard S. Levitt                        Director
- --------------------------
    Richard S. Levitt

/s/ Ralph L. MacDonald Jr.                   Director
- --------------------------
    Ralph L. MacDonald Jr.

/s/ Thomas H. Stoner                         Director
- --------------------------
    Thomas H. Stoner